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                        SUPPLEMENT TO THE PROSPECTUS OF
          DEAN WITTER VARIABLE INVESTMENT SERIES DATED APRIL 21, 1995

    The seventh sentence of the subsection entitled "General Portfolio Techniques -- Foreign Securities" in the section of the Prospectus entitled "Investment Objectives and Policies," appearing on page 29 of the Prospectus, is hereby replaced by the following:

        The Utilities Portfolio may invest up to 20% of the value of its total assets, at the time of purchase, in securities issued by foreign issuers, with a maximum of 10% of the value of its total assets, at the time of purchase, invested in such securities that are not American Depository Receipts.

October 26, 1995